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                                                                   EXHIBIT 10.10


                          TRANSMONTAIGNE OIL COMPANY

                               CREDIT AGREEMENT

                                Amendment No. 3
                                ---------------


     This Agreement, dated as of December 1, 1997, is among TransMontaigne Oil Company, a Delaware corporation (the "Company"), the Subsidiaries of the Company
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party hereto, the Lenders party hereto and BankBoston, N.A. (formerly known as
The First National Bank of Boston), as agent (the "Agent") for itself and the
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other Lenders.  The parties agree as follows:

1.  Reference to Credit Agreement; Background.
    -----------------------------------------

     1.1  Reference to Credit Agreement; Definitions.  Reference is made to the
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Credit Agreement dated as of December 18, 1996, as amended by Amendment No. 1 thereto dated as of January 30, 1997 and by Amendment No. 2 thereof dated as of April 17, 1997 (as so amended, the "Credit Agreement"), among the Company, the
                                    ----------------
Guarantors, the Lenders from time to time party thereto and the Agent. The Credit Agreement, as amended by the amendments set forth in Section 2 hereof (the "Amendment"), is referred to as the "Amended Credit Agreement." Terms
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defined in the Amended Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     1.2  Background.  The Company has advised the Lenders that Section 6.16 of
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the Credit Agreement should be amended to permit the negative pledge granted by the Company under Section 6C(1) of the Master Shelf Agreement. The parties agree that such an amendment should have been included in Amendment No. 2 of the Credit Agreement dated as of April 17, 1997.

2.  Amendments to Credit Agreement.  Subject to all of the terms and conditions
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hereof and in reliance upon the representations and warranties set forth or incorporated by reference in Section 4 hereof, the Credit Agreement is amended as follows, effective as of April 17, 1997 (the "Amendment Closing Date").
                                                 ----------------------

     2.1  A new Section 6.16.3 is added reading in its entirety as follows:

          6.16.3.  The Master Shelf Agreement.

3.  Representations and Warranties.  In order to induce the Lenders to enter
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into this Agreement, each of the Company and the Guarantors jointly and severally represents and warrants to each of the Lenders that:
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     3.1  No Legal Obstacle to Agreements.  Neither the execution and delivery
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of this Agreement or any other Credit Document, nor the making of any borrowing under the Amended Credit Agreement, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with the Credit Security, nor the consummation of any transaction referred to in or contemplated by this Agreement, the Amended Credit Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease contemplated by this Agreement, the Amended Credit Agreement or any other Credit Document, has constituted or resulted in or will constitute or result in:

          (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any of its Subsidiaries is a party or by which it is bound, or of the Charter or By-laws of the Company or any of its Subsidiaries;

          (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to the Company or any of its Subsidiaries;

          (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations and Liens permitted by Section 6.8 of the Amended Credit Agreement) upon any of the assets of the Company or any of its Subsidiaries; or

          (d) any redemption, retirement or other repurchase obligation of the Company or any of its Subsidiaries under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement, the performance of this Agreement, the Amended Credit Agreement or any other Credit Document, the transactions contemplated hereby or thereby, the making of any borrowing under the Amended Credit Agreement, the guaranteeing of the Credit Obligations or the securing of the Credit Obligations with the Credit Security.

     3.2  Defaults.  Immediately after giving effect to the Amendment, no
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Default shall exist.

     3.3  Incorporation of Representations and Warranties of Company.
          ----------------------------------------------------------
Immediately after giving effect to the Amendment, the representations and warranties set forth in Section 8 of the Amended Credit Agreement will be true and correct as if originally made on and as of the Amendment Closing Date (except to the extent of any representation or warranty which refers to a specific earlier date).

4.  Conditions.  The effectiveness of each of the amendments set forth in
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Section 2 hereof shall

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be subject to the satisfaction of the following conditions:

     4.1  Officer's Certificate.  The representations and warranties contained
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in Section 4 hereof shall be true and correct on and as of the Amendment Closing
Date with the same force and effect as though originally made on and as of the Amendment Closing Date; immediately after giving effect to such amendments, no Default shall exist; no Material Adverse Change shall have occurred since
January 31, 1997; and the Company shall have furnished to the Lenders on or before the Amendment Closing Date a certificate to these effects signed by a Financial Officer of the Company.

     4.2  Proper Proceedings.  All proper proceedings shall have been taken by
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the Company and the Guarantors (including without limitation TransMontaigne
Transportation Services Inc.) to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. On or before the Amendment Closing Date, the Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

     4.3  Execution and Delivery.  Each of the Company, the Guarantors and the
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Lenders shall have executed and delivered this Agreement.

5.  Further Assurances.  The Company will, promptly upon the request of the
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Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

6.  General.  The Amended Credit Agreement and all of the other Credit Documents
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are each confirmed as being in full force and effect.  This Agreement, the
Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

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     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                              TRANSMONTAIGNE OIL COMPANY


                              By /s/ Richard E. Gathright
                                 --------------------------------------
                                 President and Chief Operating Officer


                              TRANSMONTAIGNE TRANSPORTATION
                                 SERVICES INC.
                              TRANSMONTAIGNE PRODUCT
                                 SERVICES INC.
                              TRANSMONTAIGNE PIPELINE INC.
                              TRANSMONTAIGNE TERMINALING INC.


                              By /s/ Richard E. Gathright
                                 --------------------------------------
                                 As C.E.O. of each of the foregoing
                                 corporations


                              BEAR PAW ENERGY INC.


                              By /s/ Robert J. Clark
                                 --------------------------------------
                                 President


                              BANKBOSTON, N.A. (formerly known as
                                 The First National Bank of Boston), as a
                                 Lender and as Agent for the Lenders


                              By /s/ H. Louis Bailey
                                 --------------------------------------
                                 Authorized Officer

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                              THE BANK OF MONTREAL


                              By /s/ Donald S. Skipper
                                 --------------------------------------
                                 Authorized Officer


                              CIBC INC.


                              By /s/ Aleksandra Dymanus
                                 --------------------------------------
                                 Authorized Officer


                              COLORADO NATIONAL BANK


                              By /s/ Monte E. Deckerd
                                 --------------------------------------
                                 Authorized Officer


                              NATIONSBANK OF TEXAS, N.A.


                              By /s/ David Rubenking
                                 --------------------------------------
                                 Authorized Officer


                              BANQUE PARIBAS


                              By /s/ Zali Win, Vice President
                                 --------------------------------------
                                 Authorized Officer


                              By /s/ Edward K. Chin, Director
                                 --------------------------------------
                                 Authorized Officer


                              ING (U.S.) CAPITAL CORPORATION


                              By /s/ Frank Ferrara
                                 --------------------------------------
                                 Authorized Officer

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